Exhibit C
                                   ---------

                                    GUARANTY
                                    --------


     WHEREAS, the undersigned directly or indirectly own capital stock of Les Equipements Sportifs Davtec Inc., a Canadian corporation ("Davtec"); and

     WHEREAS, to induce Rawlings Sporting Goods Company, Inc., a Delaware corporation, and Rawlings Canada Inc., a Nova Scotia corporation (collectively, the "Buyers"), to enter into an Asset Purchase Agreement, dated September 10, 1997, among Davtec, Buyers, and the other parties signatory thereto (the "Asset Purchase Agreement"), providing for the purchase by Buyers of substantially all of the assets of Davtec, the undersigned have agreed to guarantee all of the obligations of Davtec under the Agreement pursuant to this Guaranty;

     NOW, THEREFORE, FOR VALUE RECEIVED, the undersigned hereby jointly and severally, absolutely and unconditionally guarantee to Buyers the performance when due of all of the obligations of Davtec under the Asset Purchase Agreement, including but not limited to Davtec's indemnification obligations under Article XI of the Asset Purchase Agreement (collectively, the "Obligations"). In addition, the undersigned shall be liable to Buyers for all costs and expenses incurred by Buyers in attempting or effecting collection hereunder (whether or not litigation shall be commenced in aid thereof) and in connection with the representation of Buyers in any bankruptcy or insolvency proceedings of Davtec or the undersigned, including without limitation reasonable attorneys' fees and expenses.

     Notice of the acceptance of this Guaranty and presentment, demand for payment, notice of dishonor, protest, and notice of protest are hereby waived by the undersigned who agree that: (i) the obligations of the undersigned hereunder are primary and may be enforced directly against the undersigned independently of and without proceeding against Davtec or any other guarantor, (ii) Buyers in their sole and absolute discretion may extend the time of payment, and renew or change the manner, place, time and terms of payment of and make any other changes with respect to any or all of the Obligations, (iii) Buyers may in their sole and absolute discretion release and otherwise deal with any other guarantor or guarantors, and (iv) Buyers may exercise or refrain from exercising any rights against Davtec or any guarantor or guarantors and otherwise act or refrain from acting, and may settle or compromise any or all of the Obligations with Davtec, all without releasing the undersigned and waiving any rights hereunder.

     No delay by Buyers in exercising any of their options, powers or rights or any partial or single exercise thereof shall constitute a waiver thereof. No waiver of any of Buyers' rights hereunder and no modification or amendment of this Guaranty shall be deemed to be made by Buyers unless the same shall be in writing, duly signed on Buyers' behalf, and each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair Buyers' rights or the obligations of the undersigned to Buyers in any other respect at any other time. In case any one or more of the provisions hereof should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.


23681 v2

     This Guaranty shall remain in full force and effect and shall not be terminable without the consent of Buyers so long as any of the Obligations remains unpaid.

     This Guaranty shall be governed by and construed in accordance with the laws of the State of Missouri, shall be binding on the successors and assigns of the undersigned, and shall inure to the benefit of Buyers' successors and assigns.

     Dated at St. Louis, Missouri this 12th day of September, 1997.

                                  AMSKATE HOLDING LTD.



                                  By /S/ BARRY HOLLANDER
                                    --------------------------------------------
                                  Name: Barry Hollander
                                       -----------------------------------------
                                  Title: Authorized Officer
                                        ----------------------------------------


                                  2984334 CANADA LTD.



                                  By /S/ BARRY HOLLANDER
                                    --------------------------------------------
                                  Name: Barry Hollander
                                       -----------------------------------------
                                  Title: Authorized Officer
                                        ----------------------------------------


                                  GESTION PINTADE INC.



                                  By /S/ BARRY HOLLANDER
                                    --------------------------------------------
                                  Name: Barry Hollander
                                       -----------------------------------------
                                  Title: Authorized Officer
                                        ----------------------------------------


                                  3102-1983 QUEBEC INC.



                                  By /S/ BARRY HOLLANDER
                                    --------------------------------------------
                                  Name: Barry Hollander
                                       -----------------------------------------
                                  Title: Authorized Officer
                                        ----------------------------------------

23681 v2
                                      - 2 -

                                  3102-1991 QUEBEC INC.



                                  By /S/ BARRY HOLLANDER
                                    --------------------------------------------
                                  Name: Barry Hollander
                                       -----------------------------------------
                                  Title: Authorized Officer
                                        ----------------------------------------


                                  GESTION CAMILLE LAINESSE INC.



                                  By /S/ BARRY HOLLANDER
                                    --------------------------------------------
                                  Name: Barry Hollander
                                       -----------------------------------------
                                  Title: Authorized Officer
                                        ----------------------------------------


                                  GESTION DAVTEC INC.



                                  By /S/ BARRY HOLLANDER
                                    --------------------------------------------
                                  Name: Barry Hollander
                                       -----------------------------------------
                                  Title: Authorized Officer
                                        ----------------------------------------


                                  THREE R SALES, INC.



                                  By /S/ BARRY HOLLANDER
                                    --------------------------------------------
                                  Name: Barry Hollander
                                       -----------------------------------------
                                  Title: Authorized Officer
                                        ----------------------------------------

23681 v2
                                      - 3 -